UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31,

Date of reporting period:	April 30, 2008

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

LMP

Capital and Income Fund Inc.

(SCD)

Managed by	CLEARBRIDGE ADVISORS

WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	27

Board approval of management and subadvisory agreements	38

Additional shareholder information	43

Dividend reinvestment plan	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

LMP Capital and Income Fund Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market generated poor results during the six-month reporting period. Stock prices fell during the first five months of the reporting period before rallying somewhat in April 2008. The market’s troubles were due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and increasing fears of a recession. All told, the S&P 500 Indexiv returned -9.64% over the six-month reporting period ended April 30, 2008.

Looking at U.S. stock prices more closely, the market’s weakness was broad in scope. Mid-cap stocks outperformed their large- and small-cap counterparts on a relative basis, as the Russell Midcapv, Russell 1000vi and Russell 2000vii Indexes returned -8.77%, -9.54% and -12.92%, respectively, during the six-month reporting period. From an investment style perspective, growth stocks modestly outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -9.68% and -9.97%, respectively.

Turning to the bond market, during the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended April 30, 2008, two-year Treasury yields fell from 3.94% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.48% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curvex during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexxi, returned 4.08%.

II	LMP Capital and Income Fund Inc.

Performance review

For the six months ended April 30, 2008, LMP Capital and Income Fund Inc. returned -9.51% based on its net asset value (“NAV”)xii and -5.82% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index, returned 4.08% and -9.64%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexiii returned -10.71% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $2.37 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN*
$18.47 (NAV)	-9.51%
$16.52 (Market Price)	-5.82%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

LMP Capital and Income Fund Inc.	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
xi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

IV	LMP Capital and Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Financials
15.8
Energy
13.1
Industrials
12.2
Consumer discretionary
10.9
Health care
9.1
Information technology
8.9
Utilities
4.9
Mortgaged-backed securities
3.1
Materials
2.4
Consumer staples
2.3
Telecommunication services
1.8
U.S. government & agency obligations
1.1
Collateralized mortgage obligations
1.1
Asset-backed securities
0.8
Purchased options
0.7
U.S treasury inflation protected securities
0.6
Short-term investments
11.2
0%
5%
10%
15%
20%

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 62.8%
CONSUMER DISCRETIONARY — 7.5%
	Household Durables — 0.0%
1,226,577	Home Interiors & Gifts Inc.(a)(b)*	$1
	Media — 6.3%
352,170	Lamar Advertising Co., Class A Shares*	13,924,802
617,080	Liberty Media Corp. - Entertainment, Series A*	16,013,226
678,060	Time Warner Inc.	10,069,191
511,700	Warner Music Group Corp.	4,446,673
	Total Media	44,453,892
	Multiline Retail — 1.2%
155,100	Target Corp.	8,240,463
	TOTAL CONSUMER DISCRETIONARY	52,694,356
CONSUMER STAPLES — 1.9%
	Tobacco — 1.9%
264,800	Philip Morris International Inc.*	13,512,744
ENERGY — 10.9%
	Energy Equipment & Services — 6.1%
406,120	Halliburton Co.	18,644,969
108,300	National-Oilwell Varco Inc.*	7,413,135
73,300	Schlumberger Ltd.	7,370,315
63,800	Transocean Inc.*	9,407,948
	Total Energy Equipment & Services	42,836,367
	Oil, Gas & Consumable Fuels — 4.8%
500,865	Crosstex Energy Inc.	17,334,938
75,445	Devon Energy Corp.	8,555,463
129,170	Newfield Exploration Co.*	7,848,369
	Total Oil, Gas & Consumable Fuels	33,738,770
	TOTAL ENERGY	76,575,137
FINANCIALS — 11.8%
	Capital Markets — 4.3%
494,200	Charles Schwab Corp.	10,674,720
491,820	Invesco Ltd.	12,615,183
338,857	Och-Ziff Capital Management Group	6,577,214
	Total Capital Markets	29,867,117
	Commercial Banks — 1.5%
350,600	Wells Fargo & Co.	10,430,350
	Consumer Finance — 2.0%
296,700	American Express Co.	14,247,534
	Diversified Financial Services — 2.1%
309,500	JPMorgan Chase & Co.	14,747,675

See Notes to Financial Statements.

2	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Insurance — 1.9%
295,390	American International Group Inc.	$13,647,018
	TOTAL FINANCIALS	82,939,694
HEALTH CARE — 7.7%
	Health Care Equipment & Supplies — 1.7%
248,220	Medtronic Inc.	12,083,350
	Health Care Providers & Services — 0.7%
160,700	UnitedHealth Group Inc.	5,243,641
	Health Care Technology — 1.6%
1,007,400	HLTH Corp.*	11,202,288
	Pharmaceuticals — 3.7%
178,600	Johnson & Johnson	11,982,274
316,400	Wyeth	14,070,308
	Total Pharmaceuticals	26,052,582
	TOTAL HEALTH CARE	54,581,861
INDUSTRIALS — 10.6%
	Building Products — 1.6%
739,300	Assa Abloy AB	11,532,387
	Commercial Services & Supplies — 1.9%
495,770	Covanta Holding Corp.*	13,202,355
	Electrical Equipment — 1.0%
221,500	ABB Ltd., ADR	6,793,405
	Industrial Conglomerates — 3.4%
554,970	General Electric Co.	18,147,519
114,300	McDermott International Inc.*	6,124,194
	Total Industrial Conglomerates	24,271,713
	Machinery — 2.7%
382,300	Dover Corp.	18,912,381
	TOTAL INDUSTRIALS	74,712,241
INFORMATION TECHNOLOGY — 8.4%
	Communications Equipment — 3.5%
441,970	Cisco Systems Inc.*	11,332,111
297,890	QUALCOMM Inc.	12,865,869
	Total Communications Equipment	24,197,980
	Computers & Peripherals — 1.7%
786,120	EMC Corp.*	12,106,248
	Internet Software & Services — 1.5%
293,350	VeriSign Inc.*	10,575,267
	Software — 1.7%
586,340	Oracle Corp.*	12,225,189
	TOTAL INFORMATION TECHNOLOGY	59,104,684

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
MATERIALS — 0.9%
	Metals & Mining — 0.9%
174,500	Goldcorp Inc.	$6,233,140
TELECOMMUNICATION SERVICES — 0.1%
	Wireless Telecommunication Services — 0.1%
16,550	Crown Castle International Corp.*	642,967
UTILITIES — 3.0%
	Gas Utilities — 1.4%
195,370	National Fuel Gas Co.	9,999,037
	Independent Power Producers & Energy Traders — 1.6%
247,540	NRG Energy Inc.*	10,879,383
	TOTAL UTILITIES	20,878,420
	TOTAL COMMON STOCKS (Cost — $456,091,721)	441,875,244
PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
	Diversified Financial Services — 0.1%
30,000	Citigroup Inc., 8.125%(c)	760,500
	Thrifts & Mortgage Finance — 0.2%
25,950	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)	664,320
300	Federal National Mortgage Association (FNMA), 7.000%(d)	14,025
17,650	Federal National Mortgage Association (FNMA), 8.250%(c)	441,956
	Total Thrifts & Mortgage Finance	1,120,301
	TOTAL PREFERRED STOCKS (Cost — $1,855,960)	1,880,801

FACE AMOUNT
ASSET-BACKED SECURITIES — 0.8%
	Home Equity — 0.8%
$750,000	Asset-Backed Funding Certificates, 4.345% due 1/25/34(a)(c)(d)	485,040
137,278	Countrywide Asset-Backed Certificates, 4.145% due 6/25/34(d)	78,063
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(e)(h)	37
173,520	Fremont Home Loan Trust, 4.545% due 2/25/34(d)	91,911
1,790,000	GSAA Home Equity Trust, 3.165% due 7/25/37(c)(d)	1,085,342
1,005,000	GSAMP Trust, 4.045% due 11/25/34(c)(d)	756,839
1,015,957	Lehman XS Trust, 2.965% due 6/25/46(c)(d)	939,863
1,500,000	Option One Mortgage Loan Trust, 3.945% due 5/25/34(c)(d)	1,101,788
484,278	Renaissance Home Equity Loan Trust, 4.795% due 3/25/34(c)(d)	373,989
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(e)(h)	15
71,380	5.500% due 3/27/34(e)(h)	8
562,563	Structured Asset Securities Corp., 3.145% due 11/25/37(c)(d)	526,787
	TOTAL ASSET-BACKED SECURITIES (Cost — $6,874,910)	5,439,682

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
$260,000	American Home Mortgage Investment Trust, 3.695% due 11/25/45(d)	$95,648
1,507,315	BCAP LLC Trust, 3.085% due 10/25/36(c)(d)	1,042,691
167,529	Bear Stearns ARM Trust, 5.783% due 2/25/36(d)	156,942
1,514,369	Countrywide Alternative Loan Trust, 3.010% due 7/20/46(c)(d)	1,048,202
	Federal Home Loan Mortgage Corp. (FHLMC):
63,172	6.000% due 3/15/34(d)	54,623
535,339	PAC, 6.000% due 4/15/34(c)(d)	521,660
746,348	Harborview Mortgage Loan Trust, 3.870% due 11/19/35(d)	201,514
1,159,157	MASTR Adjustable Rate Mortgages Trust, 4.626% due 9/25/33(c)(d)	1,049,632
387,031	Merit Securities Corp., 4.386% due 9/28/32(d)(e)	359,292
	MLCC Mortgage Investors Inc.:
335,870	3.815% due 4/25/29(c)(d)	287,381
535,764	3.775% due 5/25/29(c)(d)	512,636
1,163,342	RBS Greenwich Capital, Mortgage Pass-Through Certificates, 7.000% due 4/25/35(c)	1,016,005
	Thornburg Mortgage Securities Trust:
239,907	6.216% due 7/25/37(d)	225,571
254,670	6.222% due 7/25/37(d)	239,261
1,396,231	Washington Mutual Alternative Mortgage Pass-Through Certificates, 4.916% due 5/25/47(c)(d)	1,067,244
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,699,401)	7,878,302
COLLATERALIZED SENIOR LOANS — 0.9%
	Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
287,234	6.450% due 7/31/09(c)(d)	282,656
285,305	6.650% due 7/31/09(c)(d)	280,758
	Total Aerospace & Defense	563,414
	Airlines — 0.1%
250,000	Delta Airlines Inc., Term Loan, 8.082% due 4/30/14	200,000
178,950	United Airlines Inc., Term Loan B, 4.625% due 1/12/14(d)	155,112
	Total Airlines	355,112
	Commercial Services & Supplies — 0.0%
248,747	US Investigations Services Inc., Term Loan B, 7.910% due 2/21/15	225,738
	Containers & Packaging — 0.1%
500,000	Graphic Packaging International, Term Loan C, 5.484% due 5/16/14(c)(d)	483,541
	Diversified Consumer Services — 0.0%
248,750	Thomson Learning Hold, Term Loan B, 5.200% due 7/5/14(d)	231,234
	Diversified Telecommunication Services — 0.0%
168,750	Insight Midwest, Term Loan B, 6.480% due 4/10/14(d)	160,885

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Electric Utilities — 0.1%
$500,000	TXU Corp., Term Loan B, 6.759% due 10/10/14(c)(d)	$479,688
	Health Care Equipment & Supplies — 0.0%
	Bausch & Lomb Inc.:
199,500	Term Loan, 8.080% due 4/11/15(d)	197,307
50,000	Term Loan B, 6.511% due 4/11/15	49,451
	Total Health Care Equipment & Supplies	246,758
	Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
15,468	Term Loan, 7.756% due 7/2/14	14,840
226,754	Term Loan B, 5.335% due 7/2/14(d)	217,553
248,744	HCA Inc., Term Loan B, 7.080% due 11/1/13(d)	236,629
	Total Health Care Providers & Services	469,022
	Hotels, Restaurants & Leisure — 0.0%
	Aramark Corp., Term Loan:
14,607	1.875% due 1/31/14(d)	14,028
229,916	6.705% due 1/31/14	220,805
	Total Hotels, Restaurants & Leisure	234,833
	IT Services — 0.1%
567,150	First Data Corp., Term Loan, 5.349% due 10/15/14(c)(d)	534,378
	Media — 0.2%
250,000	Charter Communications, Term Loan B, 7.350% due 3/15/14	221,458
248,685	CMP Susquehanna Corp., Term Loan, 6.876% due 6/7/13	194,803
498,123	Idearc Inc., Term Loan B, 4.860% due 11/1/14(c)(d)	412,197
248,125	LodgeNet Entertainment Corp., Term Loan B, 4.700% due 4/4/14(d)	219,591
248,737	Regal Cinemas Corp., Term Loan B, 6.330% due 10/19/10	236,767
250,000	UPC Broadband Holding BV, Term Loan N, 4.459% due 3/30/14(d)	235,703
	Total Media	1,520,519
	Multiline Retail — 0.0%
250,000	Neiman Marcus Group Inc., Term Loan B, 6.939% due 3/13/13(d)	239,323
	Paper & Forest Products — 0.0%
249,375	NewPage Corp., Term Loan, Tranche B, 6.313% due 11/5/14(d)	248,267
	Pharmaceuticals — 0.1%
249,372	Royalty Pharma, Term Loan B, 5.511% due 5/15/14(d)	248,904
	Specialty Retail — 0.0%
248,730	Michaels Stores Inc. Term Loan B, 5.000% due 10/31/13(d)	220,561
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,782,832)	6,462,177

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 17.5%
	Aerospace & Defense — 0.2%
$260,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$258,700
1,060,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(c)(f)	1,115,650
	Total Aerospace & Defense	1,374,350
	Airlines — 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
118,059	8.312% due 4/2/11	110,385
380,000	7.339% due 4/19/14(a)(c)	334,400
800,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(e)	817,000
	Total Airlines	1,261,785
	Auto Components — 0.3%
280,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(e)(f)	268,100
295,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	169,625
1,735,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10(c)	1,535,475
	Total Auto Components	1,973,200
	Automobiles — 0.2%
110,000	Ford Motor Co., Debentures, 8.875% due 1/15/22	89,650
	General Motors Corp., Senior Debentures:
600,000	8.250% due 7/15/23(c)	451,500
1,300,000	8.375% due 7/15/33(c)	996,125
	Total Automobiles	1,537,275
	Beverages — 0.1%
760,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14(c)	809,400
	Building Products — 0.2%
1,110,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12(c)	1,110,000
170,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	125,375
1,110,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 16.351% due 3/1/14(c)	482,850
	Total Building Products	1,718,225
	Capital Markets — 0.5%
300,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17(c)	310,060
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(d)(g)	22,649
600,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18(c)	608,049
1,200,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(c)(e)	970,430
50,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(g)	35,530

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Capital Markets — 0.5% continued
	Lehman Brothers Holdings Inc.:
$1,110,000	Medium-Term Notes, 6.750% due 12/28/17(c)	$1,109,741
130,000	Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	130,978
	Merrill Lynch & Co. Inc.:
100,000	5.450% due 2/5/13	97,394
520,000	6.875% due 4/25/18(c)	525,182
	Total Capital Markets	3,810,013
	Chemicals — 0.2%
	Georgia Gulf Corp., Senior Notes:
570,000	9.500% due 10/15/14(c)	484,500
100,000	10.750% due 10/15/16	73,000
110,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	116,600
100,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	107,750
360,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18(c)	384,519
	Total Chemicals	1,166,369
	Commercial Banks — 0.6%
20,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(d)(g)	16,079
40,908	Fifth Third Bank, Notes, 2.870% due 8/10/09	40,289
290,000	Glitnir Banki HF, Notes, 6.375% due 9/25/12(e)	251,007
100,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(d)(e)(g)	82,385
1,300,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(d)(e)(g)	1,157,477
1,400,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(d)(e)(g)	1,028,836
1,520,000	Wachovia Corp., Medium Term Notes, 5.500% due 5/1/13(c)	1,525,560
200,000	Wells Fargo & Co., Senior Notes, 4.375% due 1/31/13	198,057
	Total Commercial Banks	4,299,690
	Commercial Services & Supplies — 0.4%
180,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	155,700
220,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	221,100
550,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13(c)	567,187
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14(c)	621,000
360,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14(c)	324,000
790,000	US Investigations Services Inc., Senior Notes, 10.500% due 11/1/15(e)	703,100
225,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	231,930
	Total Commercial Services & Supplies	2,824,017

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 1.4%
$300,000	Aiful Corp., Notes, 6.000% due 12/12/11(c)(e)	$285,857
610,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(c)(d)	586,156
300,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18(c)	304,876
	Ford Motor Credit Co.:
1,050,000	Notes, 7.000% due 10/1/13(c)	906,899
	Senior Notes:
750,000	5.800% due 1/12/09(c)	733,476
135,000	9.750% due 9/15/10	131,220
559,000	8.050% due 6/15/11(c)(d)	512,711
1,600,000	9.875% due 8/10/11(c)	1,549,240
310,000	12.000% due 5/15/15	318,822
170,000	8.000% due 12/15/16	149,004
	General Motors Acceptance Corp., Notes:
500,000	5.625% due 5/15/09(c)	470,229
320,000	7.750% due 1/19/10(c)	294,550
1,580,000	6.875% due 9/15/11(c)	1,317,586
1,900,000	6.625% due 5/15/12(c)	1,504,365
300,000	6.750% due 12/1/14	229,522
500,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18(c)	501,510
125,000	SLM Corp., Medium-Term Notes, 3.120% due 1/26/09(d)	121,705
	Total Consumer Finance	9,917,728
	Containers & Packaging — 0.1%
285,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	269,325
535,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13(c)	535,000
195,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(e)	183,788
	Total Containers & Packaging	988,113
	Diversified Consumer Services — 0.0%
	Education Management LLC/Education Management Finance Corp.:
20,000	Senior Notes, 8.750% due 6/1/14	17,900
210,000	Senior Subordinated Notes, 10.250% due 6/1/16	177,450
	Total Diversified Consumer Services	195,350
	Diversified Financial Services — 0.8%
150,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	117,750
100,000	Aiful Corp., Notes, 5.000% due 8/10/10(e)	94,873
100,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	98,186

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 0.8% continued
$610,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(e)	$445,300
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	125,590
	Citigroup Inc.:
580,000	5.500% due 4/11/13(c)	584,158
550,000	6.875% due 3/5/38(c)	570,648
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	116,797
	General Electric Capital Corp.:
250,000	Medium-Term Notes, 5.450% due 1/15/13	258,587
1,290,000	Senior Notes, 5.625% due 5/1/18(c)	1,305,663
20,000	Subordinated Debentures, 6.375% due 11/15/67(d)	20,055
200,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67(a)(d)(e)	167,622
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	126,400
	Leucadia National Corp., Senior Notes:
370,000	8.125% due 9/15/15(c)	379,250
70,000	7.125% due 3/15/17	67,200
	Residential Capital LLC, Senior Notes:
10,000	5.816% due 4/17/09(d)	6,700
40,000	6.178% due 5/22/09(d)	26,500
430,000	8.000% due 6/1/12	221,450
	Vanguard Health Holdings Co.:
620,000	I LLC, Senior Discount Notes, step bond to yield 10.257% due 10/1/15(c)	523,900
300,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14(c)	306,750
	Total Diversified Financial Services	5,563,379
	Diversified Telecommunication Services — 1.1%
600,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16(c)	606,164
730,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13(c)	729,117
	Hawaiian Telcom Communications Inc.:
120,000	Senior Notes, 9.750% due 5/1/13	53,400
660,000	Senior Subordinated Notes, 12.500% due 5/1/15	171,600
	Intelsat Bermuda Ltd.:
180,000	9.250% due 6/15/16	182,475
680,000	Senior Notes, 11.250% due 6/15/16(c)	692,750
	Level 3 Financing Inc.:
30,000	6.704% due 2/15/15(d)	24,150
295,000	Senior Notes, 9.250% due 11/1/14	269,925

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 1.1% continued
$750,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(e)	$770,625
1,150,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14(c)	1,135,625
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	93,653
450,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13(c)	465,870
800,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16(c)	776,000
650,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(e)	703,625
925,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16(c)	973,562
	Total Diversified Telecommunication Services	7,648,541
	Electric Utilities — 0.3%
365,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31(c)	404,347
120,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	132,900
	Pacific Gas & Electric Co.:
320,000	5.625% due 11/30/17(c)	326,366
230,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	221,693
670,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(e)(f)	689,262
180,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(e)	119,700
	Total Electric Utilities	1,894,268
	Electronic Equipment & Instruments — 0.2%
1,065,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15(c)	1,033,050
	Energy Equipment & Services — 0.2%
725,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16(c)	730,438
250,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(e)	260,000
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	57,681
10,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	11,161
	Total Energy Equipment & Services	1,059,280
	Food & Staples Retailing — 0.2%
428,073	CVS Caremark Corp., 6.943% due 1/10/30(e)	424,115
	Kroger Co.:
200,000	5.500% due 2/1/13	204,030
400,000	Senior Notes, 6.150% due 1/15/20(c)	417,430
150,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	151,666
	Total Food & Staples Retailing	1,197,241
	Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	112,500
261,000	8.875% due 3/15/11	234,900
	Total Food Products	347,400

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	11

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Gas Utilities — 0.1%
$770,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13(c)	$762,300
	Health Care Providers & Services — 1.1%
550,000	Cardinal Health Inc., 5.800% due 10/15/16(c)	552,345
460,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15(c)	480,700
730,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15(c)	735,475
	HCA Inc.:
295,000	Notes, 6.375% due 1/15/15	264,025
345,000	Senior Notes, 6.500% due 2/15/16(c)	310,500
	Senior Secured Notes:
800,000	9.125% due 11/15/14	850,000
215,000	9.250% due 11/15/16	231,662
435,000	9.625% due 11/15/16(c)(f)	468,169
425,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14(c)	437,750
	Tenet Healthcare Corp., Senior Notes:
180,000	6.375% due 12/1/11	170,100
870,000	6.500% due 6/1/12(c)	811,275
650,000	7.375% due 2/1/13(c)	606,125
31,000	9.875% due 7/1/14	31,853
600,000	UnitedHealth Group Inc., Senior Notes, 5.250% due 3/15/11(c)	600,247
943,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(c)(d)(f)	763,830
	WellPoint Inc., Senior Notes:
720,000	5.000% due 1/15/11(c)	714,591
30,000	5.875% due 6/15/17	29,398
	Total Health Care Providers & Services	8,058,045
	Hotels, Restaurants & Leisure — 1.1%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14(c)	837,500
255,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(h)	7,650
305,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(e)	269,925
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12(c)	527,312
160,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	156,000
850,000	Harrah’s Operating Co. Inc., Senior Notes, 5.500% due 7/1/10(c)	758,625
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)	574,200
600,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18(c)	609,805
	MGM MIRAGE Inc.:
380,000	Notes, 6.750% due 9/1/12(c)	355,300

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 1.1% continued
	Senior Notes:
$575,000	5.875% due 2/27/14(c)	$497,375
320,000	7.625% due 1/15/17(c)	293,600
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	210,105
500,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11(c)	513,750
270,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	244,350
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12(c)	607,031
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12	50,925
530,000	7.750% due 8/15/16(c)	443,875
105,000	Senior Subordinated Notes, 6.875% due 3/1/16	67,988
500,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(e)	495,000
	Total Hotels, Restaurants & Leisure	7,520,316
	Household Durables — 0.2%
335,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	261,300
485,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(c)	498,338
700,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.608% due 9/1/12(c)	647,500
	Total Household Durables	1,407,138
	Independent Power Producers & Energy Traders — 1.5%
	AES Corp., Senior Notes:
1,100,000	7.750% due 3/1/14(c)	1,133,000
720,000	7.750% due 10/15/15(c)	747,000
660,000	8.000% due 10/15/17(c)	691,350
50,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	50,000
990,000	Dynegy Inc., 7.670% due 11/8/16(c)	991,610
	Edison Mission Energy, Senior Notes:
480,000	7.750% due 6/15/16(c)	505,200
350,000	7.200% due 5/15/19(c)	354,375
250,000	7.625% due 5/15/27	244,688
2,630,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(e)(f)	2,768,075
670,896	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17(c)	743,017
	NRG Energy Inc., Senior Notes:
250,000	7.250% due 2/1/14	257,500
1,615,000	7.375% due 2/1/16(c)	1,667,487

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	13

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 1.5% continued
$380,000	TXU Corp., Senior Notes, 5.550% due 11/15/14(c)	$312,325
	Total Independent Power Producers & Energy Traders	10,465,627
	Insurance — 0.3%
1,170,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18(c)	1,171,224
20,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	18,056
600,000	Pacific Life Global Funding, 5.150% due 4/15/13(c)(e)	601,223
140,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(d)	122,735
	Total Insurance	1,913,238
	IT Services — 0.2%
170,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(e)(f)	159,800
360,000	First Data Corp., 9.875% due 9/24/15(c)(e)	328,050
	SunGard Data Systems Inc.:
400,000	Senior Notes, 9.125% due 8/15/13(c)	420,000
660,000	Senior Subordinated Notes, 10.250% due 8/15/15(c)	704,550
	Total IT Services	1,612,400
	Machinery — 0.0%
60,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	61,500
	Media — 0.9%
	Affinion Group Inc.:
355,000	Senior Notes, 10.125% due 10/15/13(c)	360,325
100,000	Senior Subordinated Notes, 11.500% due 10/15/15	98,625
1,159,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)	906,917
	CCH II LLC/CCH II Capital Corp., Senior Notes:
310,000	10.250% due 9/15/10(c)	299,925
15,000	10.250% due 10/1/13	13,725
105,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	65,756
390,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(c)(e)	414,375
840,000	Comcast Corp., Notes, 6.500% due 1/15/17(c)	877,519
225,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10	222,188
1,485,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	972,675
180,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	170,550
20,000	News America Inc., 6.650% due 11/15/37	20,742

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 0.9% continued
	R.H. Donnelley Corp.:
$655,000	Senior Discount Notes, 6.875% due 1/15/13	$422,475
450,000	Senior Notes, 8.875% due 1/15/16(c)	294,750
10,000	Time Warner Cable Inc., 5.850% due 5/1/17	9,941
810,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12(c)	844,550
360,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(e)	327,600
	Total Media	6,322,638
	Metals & Mining — 0.8%
1,560,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17(c)	1,727,700
650,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15(c)	672,750
205,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14(d)(e)(f)	165,025
610,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15(c)	561,200
935,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(e)	930,325
	Steel Dynamics Inc., Senior Notes:
100,000	7.375% due 11/1/12(e)	102,250
785,000	7.750% due 4/15/16(e)	806,587
200,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	192,000
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	158,278
	Total Metals & Mining	5,316,115
	Multiline Retail — 0.2%
530,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(c)(f)	490,250
1,105,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15(c)	1,165,775
	Total Multiline Retail	1,656,025
	Office Electronics — 0.0%
290,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17(c)	301,274
	Oil, Gas & Consumable Fuels — 2.1%
750,000	Amerada Hess Corp., 6.650% due 8/15/11(c)	795,017
	Anadarko Petroleum Corp., Senior Notes:
60,000	5.950% due 9/15/16	61,806
1,240,000	6.450% due 9/15/36(c)	1,276,818
	Apache Corp.:
540,000	5.625% due 1/15/17(c)	562,167
200,000	Senior Notes, 5.250% due 4/15/13	205,463
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12(c)	453,200

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	15

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 2.1% continued
	Chesapeake Energy Corp., Senior Notes:
$775,000	6.375% due 6/15/15(c)	$767,250
400,000	6.500% due 8/15/17(c)	396,000
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	88,188
330,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29(c)	378,946
750,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11(c)	805,535
	El Paso Corp., Medium-Term Notes:
180,000	7.800% due 8/1/31	190,223
1,050,000	7.750% due 1/15/32(c)	1,110,288
650,000	Energy Transfer Partners LP, 6.700% due 7/1/18(c)	676,486
320,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66(c)(d)	318,975
660,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11(c)	660,000
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	263,900
	Kerr-McGee Corp.:
140,000	6.950% due 7/1/24	148,175
300,000	Notes, 6.875% due 9/15/11(c)	318,845
	Kinder Morgan Energy Partners LP, Senior Notes:
540,000	6.000% due 2/1/17(c)	540,849
100,000	5.950% due 2/15/18	99,367
605,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14(c)	627,688
240,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	218,400
410,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13(c)	432,550
160,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17(e)	149,600
780,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(e)	742,950
260,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	262,600
330,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11(c)	352,275
355,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.250% due 5/1/12(c)	357,663
	Williams Cos. Inc.:
100,000	Notes, 8.750% due 3/15/32	118,750
470,000	Senior Notes, 7.750% due 6/15/31(c)	509,950
	XTO Energy Inc.:
350,000	5.650% due 4/1/16(c)	353,960
300,000	5.500% due 6/15/18(c)	298,293
170,000	Senior Notes, 7.500% due 4/15/12	185,171
	Total Oil, Gas & Consumable Fuels	14,727,348

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 0.3%
	Abitibi-Consolidated Co. of Canada:
	Senior Notes:
$60,000	7.750% due 6/15/11	$27,300
250,000	8.375% due 4/1/15	105,000
750,000	Senior Secured Notes, 13.750% due 4/1/11(e)	791,250
545,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(c)	527,287
	NewPage Corp.:
435,000	Senior Secured Notes, 9.489% due 5/1/12(c)(d)	455,663
200,000	Senior Subordinated Notes, 12.000% due 5/1/13	213,000
150,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	157,045
	Total Paper & Forest Products	2,276,545
	Pharmaceuticals — 0.1%
650,000	Abbott Laboratories, 5.600% due 11/30/17(c)	673,089
445,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(h)	1,669
	Total Pharmaceuticals	674,758
	Real Estate Investment Trusts (REITs) — 0.1%
220,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	196,900
75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	70,699
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	82,662
	Total Real Estate Investment Trusts (REITs)	350,261
	Real Estate Management & Development — 0.1%
270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	149,850
570,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15(c)	313,500
	Total Real Estate Management & Development	463,350
	Road & Rail — 0.2%
1,195,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16(c)	1,208,444
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	48,062
430,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09(c)	442,900
	Total Road & Rail	1,699,406
	Semiconductors & Semiconductor Equipment — 0.0%
195,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	172,575
	Specialty Retail — 0.1%
235,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	192,112
165,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	170,569
150,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	135,375
	Total Specialty Retail	498,056

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	17

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.0%
$270,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$258,525
	Thrifts & Mortgage Finance — 0.0%
270,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	256,190
	Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
150,000	8.500% due 5/15/12	143,250
90,000	11.000% due 5/15/12	93,150
	Total Tobacco	236,400
	Trading Companies & Distributors — 0.2%
355,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)(e)	312,400
440,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16(c)	385,000
650,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(e)	500,500
	Total Trading Companies & Distributors	1,197,900
	Transportation Infrastructure — 0.0%
	Saint Acquisition Corp.:
405,000	Secured Notes, 12.500% due 5/15/17(e)	144,788
160,000	Senior Secured Notes, 10.815% due 5/15/15(d)(e)	53,600
	Total Transportation Infrastructure	198,388
	Wireless Telecommunication Services — 0.6%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(e)(f)	333,900
65,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	64,187
1,270,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12(c)	1,411,185
245,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	254,800
1,190,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12(c)	1,134,384
300,000	Sprint Nextel Corp., 6.000% due 12/1/16	244,887
780,000	True Move Co., Ltd., 10.750% due 12/16/13(e)	698,100
	Total Wireless Telecommunication Services	4,141,443
	TOTAL CORPORATE BONDS & NOTES (Cost — $128,926,715)	123,166,435
MORTGAGE-BACKED SECURITIES — 3.1%
FHLMC — 2.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
2,991,359	5.117% due 6/1/35(c)(d)	3,030,648
96,248	6.115% due 9/1/37(d)	97,792
	Gold:
550,409	7.000% due 6/1/17(c)	577,743
9,876,348	6.000% due 7/1/21-2/1/36(c)	10,146,847
317,566	8.500% due 9/1/25(c)	351,649
650,485	6.500% due 8/1/29(c)	680,384
	TOTAL FHLMC	14,885,063

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT		SECURITY	VALUE
FNMA — 1.0%
		Federal National Mortgage Association (FNMA):
$552,367		8.000% due 12/1/12(c)	$569,508
1,625,464		5.500% due 1/1/14-4/1/35(c)	1,643,384
1,516,819		7.000% due 3/15/15-6/1/32(c)	1,619,736
531,566		4.204% due 12/1/34(c)(d)	536,154
725,072		4.852% due 1/1/35(c)(d)	750,687
940,519		5.055% due 3/1/35(c)(d)	972,571
906,881		5.982% due 4/1/35(c)(d)	934,288
		TOTAL FNMA	7,026,328
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $21,560,647)	21,911,391
FACE AMOUNT†
SOVEREIGN BONDS — 0.0%
		Argentina — 0.0%
69,931	ARS	Republic of Argentina, GDP Linked Securities, 0.649% due 12/15/35 (Cost — $811)	2,010
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.1%
		U.S. Government Agencies — 0.7%
100,000		Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	108,707
		Federal Home Loan Mortgage Corp. (FHLMC):
3,900,000		2.665% due 10/19/09(c)(d)	3,898,768
700,000		Notes, 4.875% due 2/17/09(c)	712,339
		Total U.S. Government Agencies	4,719,814
		U.S. Government Obligations — 0.4%
3,090,000		U.S. Treasury Bonds, 4.750% due 2/15/37(c)	3,220,602
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $7,762,086)	7,940,416
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
		U.S. Treasury Bonds, Inflation Indexed:
810,525		2.000% due 1/15/26(c)	805,713
1,983,801		2.375% due 1/15/27(c)	2,086,712
		U.S. Treasury Notes, Inflation Indexed:
266,608		2.375% due 4/15/11(c)	281,729
734,741		2.375% due 1/15/17(c)	792,947
		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,714,793)	3,967,101

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	19

Schedule of investments (unaudited) continued

April 30, 2008

LMP CAPITAL AND INCOME FUND INC.

CONTRACTS	SECURITY	VALUE
PURCHASED OPTIONS — 0.7%
337	Eurodollar Futures, Call @ $94.00, expires 6/16/08	$2,801,312
775	S&P 500 Index, Put @ 1,350.00, expires 6/21/08	1,976,250
	TOTAL PURCHASED OPTIONS (Cost — $3,462,382)	4,777,562
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $645,732,258)	625,301,121
FACE AMOUNT
SHORT-TERM INVESTMENTS — 11.2%
	U.S. Government Agencies — 2.8%
$3,600,000	Federal Home Loan Bank (FHLB), Discount Notes, 2.120% due 10/24/08(i)	3,564,889
	Federal National Mortgage Association (FNMA), Discount Notes:
15,700,000	1.450% due 5/1/08(i)	15,700,000
242,000	1.820% due 12/15/08(i)(j)	238,881
	Total U.S. Government Agencies (Cost — $19,502,288)	19,503,770
	Repurchase Agreements — 8.4%
57,067,000	Interest in $1,193,117,000 joint tri-party repurchase agreement dated 4/30/08 with Greenwich Capital Markets Inc., 1.950% due 5/1/08; Proceeds at maturity — $57,070,091; (Fully collateralized by various U.S. government agency obligations, 2.510% to 7.250% due 11/13/08 to 9/16/13; Market value — $58,208,522)	57,067,000
1,959,000	Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity — $1,959,106; (Fully collateralized by U.S. government agency obligations, 5.700% due 10/2/17; Market value — $2,017,847)(c)	1,959,000
	Total Repurchase Agreements (Cost — $59,026,000)	59,026,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $78,528,288)	78,529,770
	TOTAL INVESTMENTS — 100.0% (Cost — $724,260,546#)	$703,830,891

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid security.
(c)

All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts and securities traded on a to-be announced (“TBA”) basis.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Security is currently in default.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

Abbreviations used in this schedule:

ADR	– American Depositary Receipt
ARM	– Adjustable Rate Mortgage
ARS	– Argentine Peso
GDP	– Gross Domestic Product
MASTR	– Mortgage Asset Securitization Transactions Inc.
PAC	– Planned Amortization Class

SCHEDULE OF OPTIONS WRITTEN

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
5	U.S. Treasury Notes 10-Year Futures, Call	5/23/08	$119.00	$469
5	U.S. Treasury Notes 10-Year Futures, Put	5/23/08	110.00	78
	TOTAL OPTIONS WRITTEN (Premiums Received — $5,341)			$547

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

April 30, 2008

ASSETS:
Investments, at value (Cost — $724,260,546)	$703,830,891
Foreign currency, at value (Cost — $1,930,654)	2,054,490
Cash	1,031
Receivable for securities sold	20,886,021
Dividends and interest receivable	4,039,838
Receivable from broker — variation margin on open futures contracts	361,764
Receivable for open forward currency contracts	31,778
Unrealized appreciation on swaps	5,249
Premiums received for open swap contracts	1,241
Prepaid expenses	18,217
Total Assets	731,230,520
LIABILITIES:
Loan payable (Note 4)	170,000,000
Payable for securities purchased	6,527,641
Investment management fee payable	502,813
Interest payable	410,074
Payable for open forward currency contracts	242,267
Directors’ fees payable	19,067
Payable for open swap contracts	2,229
Options written, at value (premium received $5,341)	547
Accrued expenses	229,742
Total Liabilities	177,934,380
TOTAL NET ASSETS	$553,296,140
NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	560,319,797
Undistributed net investment income	4,414,655
Accumulated net realized gain on investments, futures contracts, options written, short sales, swap contracts and foreign currency transactions	9,622,046
Net unrealized depreciation on investments, futures contracts, options written, swap contracts and foreign currencies	(21,090,322)
TOTAL NET ASSETS	$553,296,140
Shares Outstanding	29,964,106
Net Asset Value	$18.47

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2008

INVESTMENT INCOME:
Interest	$7,483,626
Dividends	4,606,388
Total Investment Income	12,090,014
EXPENSES:
Interest expense (Note 4)	3,979,553
Investment management fee (Note 2)	3,252,779
Excise tax (Note 1)	606,545
Commitment fees (Note 4)	237,380
Shareholder reports	132,156
Legal fees	93,531
Directors’ fees	70,900
Audit and tax	37,121
Stock exchange listing fees	15,340
Custody fees	10,490
Transfer agent fees	9,180
Insurance	6,315
Miscellaneous expenses	4,867
Total Expenses	8,456,157
NET INVESTMENT INCOME	3,633,857
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS WRITTEN, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) from:
Investment transactions	(19,694,118)
Futures contracts	3,162,930
Options written	3,016,618
Short sales	(384,312)
Swap contracts	9,703
Foreign currency transactions	115,495
Net Realized Loss	(13,773,684)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(52,168,035)
Futures contracts	(984,867)
Options written	(1,406)
Swap contracts	5,249
Foreign currencies	(160,163)
Change in Net Unrealized Appreciation/Depreciation	(53,309,222)
Net Loss on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	(67,082,906)
DECREASE IN NET ASSETS FROM OPERATIONS	$(63,449,049)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	23

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$3,633,857	$4,014,510
Net realized gain (loss)	(13,773,684)	96,113,345
Change in net unrealized appreciation/depreciation	(53,309,222)	188,526
Increase (Decrease) in Net Assets from Operations	(63,449,049)	100,316,381
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,947,075)	(248,702)
Net realized gains	(66,067,856)	(46,195,662)
Decrease in Net Assets from Distributions to Shareholders	(71,014,931)	(46,444,364)
INCREASE (DECREASE) IN NET ASSETS	(134,463,980)	53,872,017
NET ASSETS:
Beginning of period	687,760,120	633,888,103
End of period*	$553,296,140	$687,760,120
* Includes undistributed net investment income of:	$4,414,655	$5,727,873

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$9,929,384
Operating expenses paid	(5,280,461)
Net purchases of short-term investments	(17,556,491)
Realized gain on foreign currency transactions	115,495
Realized gain on options	917,994
Realized gain on futures contracts	3,162,930
Realized gain on swap contracts	9,703
Net change in unrealized depreciation on futures contracts	(984,867)
Net change in unrealized depreciation on foreign currencies	(95,930)
Net change in unrealized depreciation on written options	(1,406)
Net change in unrealized appreciation on swaps	5,249
Purchases of long-term investments	(650,584,652)
Proceeds from disposition of long-term investments	736,049,841
Premium for written swaps	1,241
Premium for written options	5,341
Change in receivable from broker — variation margin	(346,584)
Change in payable for open forward currency contracts	77,429
Change in payable on interest rate swap contracts	2,572
Interest paid	(4,313,463)
Net Cash Provided by Operating Activities	71,113,325
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(71,014,931)
Net Cash Flows Used by Financing Activities	(71,014,931)
NET INCREASE IN CASH	98,394
Cash, beginning of year	1,957,127
Cash, end of year	$2,055,521
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets from Operations	$(63,449,049)
Accretion of discount on investments	(795,975)
Amortization of premium on investments	136,281
Decrease in investments, at value	174,918,406
Decrease in payable for securities purchased	(34,917,400)
Increase in interest and dividends receivable	(1,500,935)
Increase in premium for written swaps	1,241
Decrease in premium for written options	(3,828)
Increase in interest rate swap contracts payable	2,572
Increase in receivable for securities sold	(1,871,066)
Increase in payable for open forward currency contracts	77,429
Decrease in receivable from broker — variation margin	(346,584)
Increase in prepaid expenses	(2,031)
Decrease in interest payable	(333,910)
Decrease in accrued expenses	(801,826)
Total Adjustments	134,562,374
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$71,113,325

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	25

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2008[1,2]	2007[2]	2006[2]	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$22.95	$21.15	$19.69	$18.64	$19.06 [4]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.13	0.48	0.69	0.37
Net realized and unrealized gain (loss)	(2.23)	3.22	2.18	1.52	(0.19)
Total income (loss) from operations	(2.11)	3.35	2.66	2.21	0.18
Gain from Repurchase of Treasury Stock	—	—	—	0.04	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.01)	(0.55)	(0.98)	(0.40)
Net realized gains	(2.20)	(1.54)	(0.65)	(0.22)	—
Return of capital	—	—	—	—	(0.20)
Total distributions	(2.37)	(1.55)	(1.20)	(1.20)	(0.60)
NET ASSET VALUE, END OF PERIOD	$18.47	$22.95	$21.15	$19.69	$18.64
MARKET PRICE, END OF PERIOD	$16.52	$19.88	$18.19	$17.19	$17.24
Total return, based on NAV[5,6]	(9.51)%	16.32%	13.89%	12.34%[7]	1.06%
Total return, based on market price per share[6]	(5.82)%	18.22%	13.24%	6.85%[7]	(10.74)%
NET ASSETS, END OF PERIOD (000s)	$553,296	$687,760	$633,888	$637,654	$614,324
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.90%[8]	3.03%[9]	3.13%	2.45%	1.54%[8]
Gross expenses, excluding interest expense	1.54 [8]	1.42 [9]	1.33	1.23	1.15 [8]
Net expenses	2.90 [8]	3.03 [9,10]	3.13 [10]	2.45	1.54 [8]
Net expenses, excluding interest expense	1.54 [8]	1.42 [9,10]	1.33 [10]	1.23	1.15 [8]
Net investment income	1.25 [8]	0.60	2.33	3.55	2.97 [8]
PORTFOLIO TURNOVER RATE	89%[11]	180%	193%	64%	39%
Supplemental Data:
Loans Outstanding, End of Period (000s)	$170,000	$170,000	$220,000	$220,000	$220,000
Asset Coverage for Loan Outstanding	425%	505%	388%	390%	379%
Weighted Average Loan (000s)	$170,000	$181,370	$220,000	$220,000	$105,783
Weighted Average Interest Rate on Loans	4.63%	5.67%	5.26%	3.54%	2.22%

1         For the six months ended April 30, 2008 (unaudited).

2         Per share amounts have been calculated using the average shares method.

3         For the period February 24, 2004 (inception date) through October 31, 2004.

4         Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

5         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7         The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

8         Annualized.

9         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

10    Reflects fee waivers and/or expense reimbursements.

11    Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 82% for the period ended April 30, 2008.

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

28	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency

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Notes to financial statements (unaudited) continued

mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

(i) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(j) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an

30	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value od the swap, and in certain instances take delivery of the security. As the seller, the Fund would be effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments recieved or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional

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Notes to financial statements (unaudited) continued

information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the

32	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

fixed-income investments. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to both ClearBridge and Western Asset, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited will not receive any compensation from the Fund and will be paid by Western Asset for its services to the Fund.

During periods in which the Fund is utilizing leverage, the fees which are payable to the manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$548,977,569	$17,434,610
Sales	628,758,394	46,937,141

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,397,749
Gross unrealized depreciation	(48,827,404)
Net unrealized depreciation	$(20,429,655)

During the six months ended April 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written, outstanding October 31, 2007	10	$9,169
Options written	18,472	4,685,650
Options closed	(17,783)	(4,550,187)
Options expired	(689)	(139,291)
Options written, outstanding April 30, 2008	10	$5,341

34	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

At April 30, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
Euro	2,830,000	$4,404,086	5/7/08	$(9,582)
Japanese Yen	72,660,000	695,358	5/7/08	7,290
Japanese Yen	72,660,000	699,040	8/5/08	(6,397)
British Pound	808,000	1,602,766	5/7/08	8,986
				297
Contracts to Sell:
Euro	2,830,000	$4,404,086	5/7/08	$(212,856)
Euro	2,830,000	4,385,956	8/5/08	9,034
Japanese Yen	72,660,000	695,358	5/7/08	6,468
British Pound	808,000	1,602,766	5/7/08	(4,542)
British Pound	808,000	1,592,570	8/5/08	(8,890)
				(210,786)
Net unrealized loss on open forward foreign currency contracts				$(210,489)

At April 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euribor Futures	115	6/08	$42,995,774	$42,618,950	$(376,824)
Eurodollar Futures	2	3/09	487,998	484,975	(3,023)
Germany Federal Republic 10 year	27	6/08	4,907,582	4,794,312	(113,270)
U.S. Treasury Bonds	48	6/08	5,557,787	5,610,750	52,963
U.S. 2 Year Treasury Notes	62	6/08	13,239,248	13,186,625	(52,623)
U.S. 5 Year Treasury Notes	365	6/08	41,026,169	40,874,297	(151,872)
U.S. 10 Year Treasury Notes	71	6/08	8,176,933	8,222,687	45,754
Net unrealized loss on open futures contracts					$(598,895)

At April 30, 2008, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/16/07
Notional Amount:	$1,079,000
Payments Received by Fund:	Fixed Rate, 4.400%
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	5/31/12
Unrealized Appreciation:	$30,025

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Notes to financial statements (unaudited) continued

At April 30, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC 5.9% 2/22/21
Notional Amount:	$30,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	0.360%, quarterly
Termination Date:	12/20/12
Unrealized Depreciation:	$(3,994)
Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA 5.375% 10/06/10
Notional Amount:	$60,000
Payments Received by Fund:	0.310%, quarterly
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Depreciation:	$(8,441)
Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA 5.375% 10/06/10
Notional Amount:	$40,000
Payments Received by Fund:	0.305%, quarterly
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Appreciation/Depreciation	$(5,684)
Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC 5.9% 2/22/21
Notional Amount:	$50,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	0.360%, quarterly
Termination Date:	12/20/12
Unrealized Depreciation:	$(6,657)

The average monthly balance of mortgage dollar rolls outstanding for the Fund for the period ended April 30, 2008 was approximately $5,710,818.

4. Loan

At April 30, 2008, the Fund had a $325,000,000 credit line available pursuant to a revolving credit and security agreement, dated as of December 21, 2006 (the “Agreement”), with CHARTA, LLC and Citibank N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. As of April 30, 2008, the Fund had a

36	LMP Capital and Income Fund Inc. 2008 Semi-Annual Report

$170,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available whether used or unused, at an annual rate of 0.12%. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the six months ended April 30, 2008, the Fund incurred interest expense on this loan in the amount of $3,979,553 and commitment fees in the amount of $237,380.

5. Capital shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. This is the fourth repurchase program authorized by the Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares, each, the Fund has repurchased 3,000,000 shares of common stock. The second and third repurchase programs were authorized and announced in February 2006 and June 2006, respectively.

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

LMP Capital and Income Fund Inc. 2008 Semi-Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Capital and Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with ClearBridge and Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager, ClearBridge and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

38	LMP Capital and Income Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager, ClearBridge and Western Asset at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end debt-leveraged income and preferred stock funds, as classified by Lipper, regardless of asset size or

LMP Capital and Income Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) continued

primary distribution channel. The Board noted that it had received and discussed with the Manager, ClearBridge and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2007 ranked in the first quintile of the funds in the Performance Universe. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and four other debt-leveraged closed-end income and preferred stock funds, as classified by Lipper. The five Expense Group funds had assets ranging from $148.4 million to the Fund’s $640.9 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that, whether on the basis of common assets only or on the basis of both common and leveraged assets, the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and the managers of the other funds in the Expense Group), and actual total expenses in each case ranked third among the five funds in the Expense Group and represented the Expense Group median. The Manager noted that the small number of funds in the Expense Group made meaningful comparisons difficult.

40	LMP Capital and Income Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had increased substantially over the period covered by the analysis. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board did not consider profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and quality of such services, but determined that continued monitoring of profitability would be merited given the substantial increase reflected in the profitability analysis.

LMP Capital and Income Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

42	LMP Capital and Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on February 28, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

NOMINEES	VOTES FOR	VOTES WITHHELD
Riordan Roett	26,274,885	1,038,720
Jeswald W. Salacuse	26,284,421	1,029,184

At April 30, 2008, in addition to Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

LMP Capital and Income Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

44	LMP Capital and Income Fund Inc.

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.	45

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LMP Capital and Income Fund Inc.

Directors	LMP Capital and Income Fund Inc.
Carol L. Colman	55 Water Street
Daniel P. Cronin	New York, New York 10041
Paolo M. Cucchi
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners
Chairman	Fund Advisor, LLC
William R. Hutchinson
Riordan Roett	Subadvisers
Jeswald W. Salacuse	ClearBridge Advisors, LLC

Officers	Western Asset
R. Jay Gerken, CFA	Management Company
President and Chief Executive Officer
Western Asset Management Company Limited
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Custodian
State Street Bank and Trust Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Robert I. Frenkel	Transfer agent
Secretary and Chief Legal Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Thomas C. Mandia	New York, New York 10038
Assistant Secretary
Independent registered public accounting firm
Albert Laskaj	KPMG LLP
Controller	345 Park Avenue
New York, New York 10154
Steven Frank
Controller	Legal counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

New York Stock Exchange Symbol
SCD

LMP Capital and Income Fund Inc.

LMP CAPITAL AND INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD04219 6/08 SR08-592

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	June 30, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	June 30, 2008